        Replacement Capital Covenant, dated as of December 1, 2006 (this “Replacement Capital Covenant”), by WPS Resources Corporation, a Wisconsin corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

        A.        On the date hereof, the Corporation is issuing $300,000,000 aggregate principal amount of its 6.11% Junior Subordinated Notes Due 2066 (the “Notes”).

        B.        This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated November 28, 2006, relating to the Notes.

        C.        The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

        D.        The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

        Now, Therefore, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

        SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

        SECTION 2. Limitations on Redemption and Repurchase of Notes. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not redeem or repurchase, and no Subsidiary of the Corporation shall purchase, all or any part of the Notes on or prior to December 1, 2036 except to the extent that the applicable redemption or repurchase price does not exceed the sum of the following amounts:

    (i)    the Applicable Common Stock Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Corporation’s dividend reinvestment and stock purchase plan and employee benefit plans) to Persons other than the Corporation and its Subsidiaries; plus

    (ii)    100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Corporation and its Subsidiaries; plus

(iii) the Applicable Qualifying Capital Securities Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

        SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

        (b)    On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

    (ii)     if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

    (iii)     if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

    (iv)     the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

    (v)     in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a current report on Form 8-K under the Securities Exchange Act including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

        (c)    Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation will give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant, and in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation will post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, the Corporation will provide such Holder with an executed copy of this Replacement Capital Covenant.

        SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) December 1, 2036, (ii) the date, if any, on which the Holders of a majority of the then-outstanding principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

        (b)    This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority of the then-outstanding principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if (i) such amendment eliminates Common Stock, rights to acquire Common Stock or Mandatorily Convertible Preferred Stock as a security or securities covered by clause (i) or (ii) of Section 2 and the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes or (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.

        (c)    For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement this Replacement Capital Covenant or the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective series of Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

        SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

        (b)    This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

        (c)    All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day) or (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), and in each case to the Corporation at the address set forth below, or at such other address as may thereafter be listed as the principal executive offices of the Corporation in its then most recently filed Form 10-K or Form 10-Q or as may thereafter be posted on its website as the address for notices under this Replacement Capital Covenant:

WPS Resources Corporation 700 North Adams Street P.O. Box 19001 Green Bay, Wisconsin 54307-9001 Attention: Chief Financial Officer

        In Witness Whereof, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer as of the day and year first above written.

WPS RESOURCES CORPORATION
By: /s/ Bradley A. Johnson
Name: Bradley A. Johnson
Title: Vice President and
Treasurer

Schedule I

DEFINITIONS

        “Alternative Payment Mechanism” means, with respect to any securities or combination of securities, provisions in the related transaction documents requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that

    (a)        define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in clause (d), below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock;

    (b)        permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds;

    (c)        if deferral of Distributions continues for more than one year, require the Corporation not to redeem or repurchase any securities of the Corporation that on a bankruptcy or liquidation of the Corporation rank pari passu with or junior to such securities until at least one year after all deferred Distributions have been paid;

(d) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:

    (i)        in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, an amount from the issuance thereof pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period equal to 2% of the Corporation’s market capitalization (the “Common Cap”); and

    (ii)        in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the liquidation or principal amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”); and

(e) in the case of securities other than non-cumulative perpetual preferred stock, include a Bankruptcy Claim Limitation Provision;

provided (and it being understood) that:

(1) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

    (2)        if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

    (3)        if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities.

        “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism or Debt Exchangeable for Equity):

(a) common stock or rights to purchase common stock; and

(b) Qualifying Non-Cumulative Preferred Stock;

provided (and it being understood) that if the APM Qualifying Securities for any Alternative Payment Mechanism include both common stock and rights to purchase common stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase common stock.

        “Applicable Common Stock Percentage” means 100 divided by (a) 50% with respect to any redemption or repurchase prior to December 1, 2016 and (b) 25% with respect to any redemption or repurchase on or after December 1, 2016 and on or prior to December 1, 2036. For purposes of illustration, prior to December 1, 2016, the Applicable Percentage will be 200%.

        “Applicable Qualifying Capital Securities Percentage” means: (i) 200% with respect to any redemption or repurchase of Notes on or after December 1, 2016 and prior to December 1, 2036 in respect of any Qualifying Capital Securities described in clause (i) of the definition of such term, provided that the total principal amount of debt securities issued by the Corporation and its Subsidiaries to finance the redemption or repurchase of such Notes does not exceed their principal amount; and (ii) 100% in respect of any other redemption or repurchase.

        “Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “securities”), provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (A) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (B) any period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities having a Mandatory Trigger Provision, to:

    (i)        in the case of securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and

    (ii)        in the case of any other securities, the sum of (x) two years of accumulated and unpaid Distributions and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision, provided that such provision specifies that the holders of such securities shall be deemed to agree that in respect of the portion of the claim described in this clause (y) they will not be entitled to an amount that is greater than the amount they would have received had such claim ranked pari passu with the claims of the holders, if any, of Qualifying Non-Cumulative Preferred Stock.

        “Business Day” means each day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

        “Commission” means the United States Securities and Exchange Commission.

        “Common Cap” has the meaning given to such term in the definition of Alternative Payment Mechanism.

        “Common Stock” means common stock of the Corporation (including treasury shares of common stock and rights to acquire common stock issued pursuant to the Corporation’s dividend reinvestment and stock purchase plan and employee benefit plans).

        “Corporation” has the meaning specified in the introduction to this instrument.

        “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

        “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt, provided that a Person who has sold all of its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale if, at such time, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder.

        “Debt Exchangeable for Equity” means a security or combination of securities (together in this definition, “securities”) that:

    (i)        gives the holder a beneficial interest in (a) debt securities of the Corporation that are Non-Cumulative and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract;

    (ii)        provides that the investors directly or indirectly grant to the Corporation a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase stock pursuant to such stock purchase contracts;

    (iii)        includes a remarketing feature pursuant to which such debt securities of the Corporation are remarketed to new investors commencing within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation or (b) the dissolution of the issuer of such Debt Exchangeable for Equity;

    (iv)        provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such debt securities of the Corporation, provides that the stock purchase contracts will be settled by the Corporation foreclosing on such debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Equity;

    (v)       includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such securities and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity as a replacement security for such securities or the Qualifying Non-Cumulative Preferred Stock; and

(vi) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock.

        “Distribution Date” means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.

        “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

        “Distributions” means, as to any securities or combination of securities, dividends, interest or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

        “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

        “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

        “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks senior to the Notes and subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

        “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

        “Initial Covered Debt” means the Corporation’s 5.375% Senior Notes due December 1, 2012, CUSIP No. 92931B AB 2.

        “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will redeem or repurchase such securities only with the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date.

        “Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

        “Mandatory Trigger Provision” means, as to any security or combination of securities (together in this definition, “securities”), provisions in the terms thereof or of the related transaction agreements that:

(A) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale at least equal the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (i) if the Mandatory Trigger Provision does not require such issuance and sale within one year of such failure or the securities do not include an Optional Deferral Provision, the amount of common stock or rights to acquire common stock the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap, and (ii) the amount of Qualifying Non-Cumulative Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;

    (B)        if the provisions described in clause (A) do not require such issuance and sale within one year of such failure or the securities do not include an Optional Deferral Provision, prohibit the Corporation from repurchasing any of its Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (A) to pay such unpaid Distributions in full; and

(C) other than in the case of non-cumulative perpetual preferred stock, include a Bankruptcy Claim Limitation Provision.

No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

        “Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:

    (i)        trading in securities generally, or in the Corporation’s securities specifically, on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Corporation’s Common Stock or preferred stock is then listed or traded shall have been suspended or its settlement generally shall have been materially disrupted;

    (ii)        the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue APM Qualifying Securities and the Corporation fails to obtain that consent or approval notwithstanding the Corporation’s commercially reasonable efforts to obtain that consent or approval; or

    (iii)        an event occurs and is continuing as a result of which the offering document for the offer and sale of the APM Qualifying Securities would, in the Corporation’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in that offering document or necessary to make the statements in that offering document not misleading and either (A) the disclosure of that event at the time the event occurs, in the Corporation’s reasonable judgment, would have a material adverse effect on the Corporation’s business or (B) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Corporation’s ability to consummate that transaction, provided that one or more events described in this clause (iii) shall not constitute a Market Disruption Event with respect to more than one semi-annual Distribution Date, two consecutive quarterly Distribution Dates or six consecutive monthly Distribution Dates.

        “Measurement Date” means, with respect to any redemption, repurchase or purchase of Notes, the date 180 days prior to the date of such redemption, repurchase or purchase.

        “Non-Cumulative” means, with respect to any securities, that the issuer may elect not to make any number of periodic Distributions or interest payments without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include an Alternative Payment Mechanism shall also be deemed to be “Non-Cumulative” for all purposes of this Replacement Capital Covenant, other than the definitions of “APM Qualifying Securities” and “Qualifying Non-Cumulative Preferred Stock,” and debt securities that include an Alternative Payment Mechanism shall be deemed to be Non-Cumulative for purposes of the definition of “Debt Exchangeable for Equity,” it being understood that such Alternative Payment Mechanism need not include the provisions described in clauses (c) and (d) of the definition of such term.

        “Notes” has the meaning specified in Recital A.

        “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

        “Optional Deferral Provision” means, as to any securities, provisions in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:

    (a)        (i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and (ii) an Alternative Payment Mechanism; or

    (b)        the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.

        “Permitted Remedies” means, with respect to any securities or combination of securities, one or more of the following remedies:

    (a)        rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

    (b)        complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

        “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

        “Preferred Cap” has the meaning given to such term in the definition of Alternative Payment Mechanism.

        “Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity) that, in the determination of the Corporation’s Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

(i) in connection with any redemption, repurchase or purchase of Notes prior to December 1, 2016:

    (A)        securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have an Optional Deferral Provision;

    (B)        securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 60 years and (4) have Intent-Based Replacement Disclosure;

    (C)        securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 40 years and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure;

    (D)        securities issued by the Corporation or its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Corporation other than the Notes, (2) have an Optional Deferral Provision and a Mandatory Trigger Provision and (3) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure;

    (E)        cumulative preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) (x) has no maturity or a maturity of at least 60 years and (y) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

    (F)        other securities issued by the Corporation or its Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Corporation either (x) pari passu with or junior to the Notes or (y) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (2) either (x) have no maturity or a maturity of at least 40 years and have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have a Mandatory Trigger Provision and an Optional Deferral Provision; or

(ii) in connection with any redemption, repurchase or purchase of Notes at any time on or after December 1, 2016:

(A) all securities described under clause (i) of this definition;

(B) preferred stock issued by the Corporation that (1) has no maturity or a maturity of at least 60 years and (2) has an Optional Deferral Provision and Intent-Based Replacement Disclosure;

    (C)        securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (B) have no maturity or a maturity of at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (3) have an Optional Deferral Provision;

    (D)        securities issued by the Corporation or its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Corporation other than the Notes, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision and (3) have no maturity or a maturity of at least 30 years and Intent-Based Replacement Disclosure; or

    (E)        preferred stock issued by the Corporation or its Subsidiaries that (1) either (A) has no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (B) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (2) has an Optional Deferral Provision.

        “Qualifying Non-Cumulative Preferred Stock” means non-cumulative perpetual preferred or preference stock of the Corporation or its Subsidiaries that (a) ranks pari passu with or junior to all other outstanding preferred or preference stock of the issuer and (b) contains no remedies other than Permitted Remedies and either (i) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the Corporation from making any Distributions thereon upon the Corporation’s failure to satisfy one or more financial tests set forth therein or (ii) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.

        “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

        “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

        “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

        “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

        “Termination Date” has the meaning specified in Section 4(a).